UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): August 26, 2016

LSB INDUSTRIES, INC.

(Exact name of registrant as specified in its charter)

Delaware	1-7677	73-1015226
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

16 South Pennsylvania Avenue, Oklahoma City, Oklahoma	73107
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (405) 235-4546

Not applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a‑12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01	Other Events.

LSB Industries, Inc., a Delaware corporation (the “Company”), is filing this Current Report on Form 8-K to update the presentation of certain financial information and related disclosures contained in its Form 10-K for the year ended December 31, 2015 (the “2015 Form 10-K”) and its First Quarter Form 10-Q for the quarter ended March 31, 2016 (the “First Quarter 2016 Form 10-Q”). This Form 8-K reflects the presentation of the Company’s Climate Control Business as a discontinued operation. Subsequent to the filing of the Company’s 2015 Form 10-K and First Quarter 2016 Form 10-Q, the Climate Control business was reclassified as held for sale and the results of operations of the Climate Control business were reclassified as discontinued operations.  The change had no impact on net income (loss), net income (loss) per basic or diluted share amounts.

This Form 8-K retrospectively revises our consolidated financial statements as of December 31, 2015 and 2014 and for each of the three years in the period ended December 31, 2015, and our unaudited condensed consolidated financial statements as of March 31, 2016 and for the three months ended March 31, 2016 and 2015 to reflect the Company’s Climate Control business as a discontinued operation. This update is consistent with the presentation of continuing and discontinued operations included in the Company’s Form 10-Q for the quarter ended June 30, 2016 filed with the Securities and Exchange Commission ("SEC") on August 8, 2016 (the “Second Quarter 2016 Form 10-Q”). The retrospectively revised Items contained in the Company’s 2015 Form 10-K are presented in Exhibits 99.1, 99.2, 99.3, and 99.4 to this Form 8-K.  The retrospectively revised Items contained in the Company’s First Quarter 2016 Form 10-Q are presented in Exhibit 99.5 to this Form 8-K.

The exhibits to this Current Report on Form 8-K supersede the following Items in the 2015 Form 10-K and the First Quarter 2016 Form 10-Q to reflect, retrospectively, the changes resulting from the reclassification of the Company's Climate Control business as discontinued operations for all periods presented:

•	Part II, Item 6. Revised Selected Financial Data – 2015 Form 10-K
•	Part II, Item 7. Revised Management's Discussion and Analysis of Financial Condition and Results of Operations – 2015 Form 10-K
•	Part II, Item 8. Revised Financial Statements and Supplementary Data – 2015 Form 10-K
•	Part IV, Item 15. Revised Exhibits, Financial Statement Schedules – 2015 Form 10-K
•

Part I, Item 1. Financial Statements and Item 2. Management's Discussion and Analysis of Financial Condition and Results of Operations of Quarterly Report on Form 10-Q for the quarterly period ended March 31, 2016

All other information in the 2015 Form 10-K and the First Quarter 2016 Form 10-Q remains unchanged. This Current Report on Form 8-K does not reflect events occurring subsequent to the filing of the 2015 Form 10-K and/or the First Quarter 2016 Form 10-Q and does not modify or update the disclosures therein in any way, other than as required to reflect the Climate Control business as discontinued operations as described above and as set forth in the exhibits attached hereto.  Without limitation to the foregoing, this Current Report on Form 8-K does not purport to update the MD&A in either the 2015 Form 10-K and the First Quarter 2016 Form 10-Q for any information, uncertainties, risks, events or trends occurring or known to management. For developments since the filing of the 2015 Form 10-K and/or the First Quarter 2016 Form 10-Q, please refer to the Second Quarter 2016 Form 10-Q, as well as other filings of the Company made with the SEC. The information in this Current Report on Form 8-K should be read in conjunction with the 2015 Form 10-K, the First Quarter 2016 Form 10-Q and such subsequent filings.

Item 9.01	Financial Statements and Exhibits.

(d)  Exhibits.

Exhibit
Number	Description

23.1	Consent of Independent Registered Public Accounting Firm

23.2	Consent of Pinnacle Energy Services, L.L.C.

99.1	Part II, Item 6. Revised Selected Financial Data – 2015 Form 10-K

99.2	Part II, Item 7. Revised Management's Discussion and Analysis of Financial Condition and Results of Operations – 2015 Form 10-K

99.3	Part II, Item 8. Revised Financial Statements and Supplementary Data – 2015 Form 10-K

99.4	Part IV, Item 15. Revised Exhibits, Financial Statement Schedules – 2015 Form 10-K

99.5

Part I, Item 1. Financial Statements and Item 2. Management's Discussion and Analysis of Financial Condition and Results of Operations of Quarterly Report on Form 10-Q for the quarterly period ended March 31, 2016

101.INS	XBRL Instance Document

101.SCH	XBRL Taxonomy Extension Schema

101.CAL	XBRL Taxonomy Extension Calculation Linkbase

101.DEF	XBRL Taxonomy Extension Definition Linkbase

101.LAB	XBRL Taxonomy Extension Label Linkbase

101.PRE	XBRL Taxonomy Extension Presentation Linkbase

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: August 26, 2016

LSB INDUSTRIES, INC.

By:	/s/ Mark T. Behrman
Name:	Mark T. Behrman
Title:	Executive Vice President and Chief Financial Officer

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